Exhibit 99.1

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED APRIL 3, 2023

PROXY SOLICITED SINCLAIR BY BOARD BROADCAST OF DIRECTORS FOR GROUP, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE SPECIAL “FOR” MEETING PROPOSAL ON [. 1 ], 2023 . The undersigned hereby appoints David D. Smith and Frederick G. Smith, or either of them, as attorneys-in-fact, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of Sinclair Broadcast Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on [.], 2023 at the Company’s corporate office, 10706 Beaver Dam Road, Hunt Valley, MD 21030 at [Company . ] local will time, also and be held at any via a adjournment live teleconference or postponements or webcast. To thereof listen .to The the teleconference Special Meeting or of Stockholders of the Meeting of Stockholders of the Company, stockholders may either login via the internet at webcast of the Special [.], or call [.] for toll free access or [.] for international access and reference participant access code [.]. Those planning to listen to the livestream should connect to the teleconference or webcast at least 10 minutes prior to the start of the meeting. (Not valid unless dated and signed on the reverse side) COMMENTS: 1.1

SPECIAL MEETING OF STOCKHOLDERS OF SINCLAIR BROADCAST GROUP, INC. [.], 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, and proxy card are available at [.] Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20930304000000000000 9 051823 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve the Agreement of Share Exchange and Plan of Reorganization among Sinclair Broadcast Group, Inc., Sinclair, Inc. and Sinclair Holdings, LLC and the share exchange described therein. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given with respect to a as proposal, disclosed this in the proxy proxy will statement be voted as . recommended by the Board of Directors TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED APRIL 3, 2023

SINCLAIR BROADCAST GROUP, INC. PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING ON [.], 2023 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. The undersigned hereby authorizes and directs Empower Retirement, as trustee (the “Trustee”) of the Sinclair Broadcast Group, Inc. 401(k) Profit Sharing Plan, to vote as proxy for the undersigned as herein stated at the Special Meeting of Stockholders of Sinclair Broadcast Group, Inc. (the “Company”) to be held on [.], 2023 at the Company’s corporate office, 10706 Beaver Dam Road, Hunt Valley, MD 21030 at [.] local time, and at any adjournment or postponement thereof, all shares of common stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee’s discretion on any other matters that may properly come before the meeting or any adjournments or postponements thereof. The Special Meeting of Stockholders of the Company will also be held via a live teleconference or webcast. To listen to the teleconference or webcast of the Special Meeting of Stockholders of the Company, stockholders may either login via the internet at [.] or call [.] for toll free access or [.] for international access and reference participant access code [.]. Those planning to listen to the livestream should connect to the teleconference or webcast at least 10 minutes prior to the start of the meeting. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Special Meeting on [.], 2023. THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE IN ITS SOLE DISCRETION IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES. PLEASE MARK, SIGN, DATE AND RETURN (Not valid THIS unless VOTING INSTRUCTION dated and signed CARD PROMPTLY on the reverse USING THE side) ENCLOSED ENVELOPE. COMMENTS: 1.1

SPECIAL MEETING OF STOCKHOLDERS OF SINCLAIR BROADCAST GROUP, INC. [.], 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, and proxy card are available at [.] Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20930304000000000000 9 051823 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve the Agreement of Share Exchange and Plan of Reorganization among Sinclair Broadcast Group, Inc., Sinclair, Inc. and Sinclair Holdings, LLC and the share exchange described therein. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given with respect to a as proposal, disclosed this in the proxy proxy will statement be voted as . recommended by the Board of Directors TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .